As filed with the Securities and Exchange Commission on March 6, 2003



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 4, 2003




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        0-7849                       22-1867895
---------------               ----------------                 -------------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


                   475 Steamboat Road, Greenwich, CT               06830
               ----------------------------------------          ----------
               (Address of principal executive offices)          (Zip Code)



          Registrant's telephone number, including area code:  (203) 629-3000
                                                               --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's intention to form a United Kingdom authorized insurance company, the engagement of Stuart Wright as the to-be-formed company's chief executive officer, and the Company's discussions with Kiln plc about Kiln holding a minority interest in the new company. The press release was issued on March 4, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The Company has indicated that it may capitalize the United Kingdom company with up to 100 million pounds sterling over the next two years. Formation of the United Kingdom company is subject to regulatory and certain other approvals.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

               None.

     (b) Pro forma financial information:

               None.

     (c) Exhibits:

               99.1 Press Release dated March 4, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                             -------------------------------
                                             Name:   Eugene G. Ballard
                                             Title:  Senior Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer

Date:  March 6, 2003

                                  EXHIBIT INDEX

Exhibit:
-------

99.1              Press Release dated March 4, 2003